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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
The South Financial Group, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.


                                  /s/ KPMG LLP

Greenville, South Carolina
May 13, 2002